SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                         Date of Report: August 18, 2000

                              GENETIC VECTORS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



         FLORIDA                    0-21739                  65-0324710
         -------                    -------                  ----------
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)            File Number)            Identification No.)



5201 N.W. 77TH AVENUE, SUITE 100, MIAMI, FLORIDA                33166
------------------------------------------------                -----
(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:  (305) 716-0000
                                                     --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On January 15, 2000, Genetic Vectors, Inc., a Florida corporation ("Genetic Vectors"), completed its acquisition of all of the outstanding shares of capital stock of DNA Sciences, Inc., a California corporation ("DNA Sciences"), from the shareholders of DNA Sciences for 450,000 shares of common stock, par value $0.001 per share, of Genetic Vectors. The amount of consideration paid for the shares of DNA Sciences was determined in arms-length negotiations between Genetic Vectors and the shareholders of DNA Sciences. As a result of the acquisition, DNA Sciences is a wholly owned subsidiary of Genetic Vectors. The Merger has been accounted for as a pooling of interests. Subsequent to the acquisition, DNA Sciences changed its name to Genetic Vectors of California, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
      -------------------------------------------

      The audited financial statements of DNA Sciences, Inc. at December 31, 1999 and 1998 and for the two years in the period ended December 31, 1999 are attached hereto as Attachment 7(a) and are incorporated herein by this reference.

(b)   UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION.
      ------------------------------------------------------------

      Unaudited pro forma condensed combined financial information giving effect to the merger with DNA Sciences, Inc. are attached hereto as Attachment 7(b) and are incorporated herein by this reference.

(c)   EXHIBITS.
      --------

      Exhibit 2.1 to this Report is the Stock Purchase Agreement among Genetic Vectors, DNA Sciences and the shareholders of DNA Sciences, dated January 15, 2000, is incorporated herein by reference to Exhibit 2.1 of Genetic Vectors' Form 8-K as filed with the Securities and Exchange Commission on February 14, 2000.

      Exhibit 23.1 to this Report is the consent of Baum & Company, P.A. to include the financial statements and auditors' report in this Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENETIC VECTORS, INC.

Date:  August 22, 2000                 By: /s/ Mead M. McCabe, Sr.
                                          -------------------------
                                       Name:  Mead M. McCabe, Sr.
                                       Its: Chairman

                                 ATTACHMENT 7(A)
                                 ---------------

                                                              DNA Sciences, Inc.
                                                                        CONTENTS

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS...........................F-2


   FINANCIAL STATEMENTS

      Balance sheets.........................................................F-3

      Statements of income...................................................F-4

      Statements of stockholders' equity ....................................F-5

      Statements of cash flows...............................................F-6

      Notes to financial statements..........................................F-7

                              BAUM & COMPANY, P.A.
                          Certified Public Accountants
                              1515 University Drive
                          Coral Springs, Florida 33071
                          INDEPENDENT AUDITOR'S REPORT

The Stockholders of
DNA Sciences, Inc.
Miami, Florida


We have audited the accompanying balance sheets of DNA Sciences, Inc. (Note 1) as of December 31, 1999 and 1998 and the related statements of income, stockholders' equity and cash flows for the year ended December 31, 1999 and period commencing March 15, 1998 to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of DNA Sciences, Inc. (Note 1) at December 31, 1999 and 1998 and the results of its operations and its cash flows for the year and period commencing March 15, 1998 to December 31, 1998 then ended in conformity with generally accepted accounting principles.

June 23, 2000                                            /s/BAUM & COMPANY, P.A.
Coral Springs, Florida                                      BAUM & COMPANY, P.A.

                               DNA SCIENCES, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998


                                    ASSETS

                                                           1999           1998
                                                    -----------      -----------
Current Assets

   Cash in bank                                        $ 14,520       $  7,888
     Accounts receivable - trade                          3,185         31,778
                                                     ----------       --------

      Total current assets                               17,705         39,666
                                                      ---------       --------

Fixed Assets (Net) (Note 2)                               1,887          2,255
                                                     ----------     ----------

      Total assets                                     $ 19,592       $ 41,921
                                                       ========       ========


                       LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities

   Accounts payable and accrued expenses               $ 43,064       $ 15,425
   Loan payable - related party                               0          6,692
                                                      ---------       --------

      Total current liabilities                          43,064         22,117
                                                      ---------       --------

 Stockholders equity

   Common stock, par value  $.01, 1,000,000 shares
       authorized; 3,000,000 issued and outstanding in
       1999 (Note 1)                                     10,000              0
   Accumulated surplus (deficit)                        (33,472)        19,804
                                                       --------      ---------
      Total stockholders equity                         (23,472)        19,804
                                                       --------      ---------

      Total liabilities & stockholders equity          $ 19,592       $ 41,921
                                                       ========       ========





         See accountants report and notes to the financial statements.

                               DNA SCIENCES, INC.
                              STATEMENTS OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1999 AND
                       PERIOD COMMENCING MARCH 15, 1998 TO
                                DECEMBER 31, 1998


                                                        1999              1998
                                                   ----------          ---------
Income                                              $ 74,977        $   67,936
Cost of goods sold                                    32,123            22,372
                                                  ----------         ---------

Gross profit                                          42,854            45,564
Operating expenses                                    99,130            30,010
                                                  ----------         ---------

Net income (loss) before other income                (56,276)           15,554

Other income
      Rent Income                                      3,000             4,250
                                                   ---------        ----------

Net Income ( loss)                                 $ (53,276)         $ 19,804
                                                   =========          ========












         See accountants report and notes to the financial statements.

                               DNA SCIENCES, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 1999 AND
                       PERIOD COMMENCING MARCH 15, 1998 TO
                                DECEMBER 31, 1998

                                                            Additional
                                    Common Stock               Paid-in Accumulated
                                          Shares   Amount      Capital     Deficit


Balance, March 15, 1998                        0  $     0     $      0   $       0

Net Income - 12/31/98                          0        0            0      19,804
                                       ---------   ------      -------  ----------

Balance, December 31, 1998                     0        0            0      19,804

Issuance of stock for services         1,000,000   10,000            0           0

Net Loss - 12/31/99                            0         0           0     (53,276)
                                       ---------    ------       -----  ----------

Balance - December 31, 1999            1,000,000  $10,000      $     0   $ (33,472)
                                       =========  =======      =======   =========



        See accountants report and notes to the financial statements.

                               DNA SCIENCES, INC.
                            STATEMENTS OF CASH FLOWS
                    FOR THE YEAR ENDED DECEMBER 31, 1999 AND
                       PERIOD COMMENCING MARCH 15, 1998 TO
                                DECEMBER 31, 1998

                                                                 1999      1998
                                                             ---------  --------
 Cash flows from operations:

      Net income (loss)                                       (53,276) $ 19,804
      Adjustments to reconcile net income
          to net cash provided by operating activities:
      Depreciation                                                368       123
      Common stock issued for services                         10,000         0
    Changes in operating assets and liabilities
      Increase (decrease) in accounts receivable               28,593   (31,778)
      Increase in accounts payable and accrued expenses        27,639    15,425
                                                           ----------   -------
    Net cash provided by operations                            13,324     3,574
                                                            ---------  --------

 Cash flows from investing activities:
      Purchase of equipment                                         0    (2,378)
                                                             ---------  -------

 Cash flows from financing activities:
      Increase in loan payable - related party                 (6,692)    6,692
                                                            ---------- --------
   Net cash provided by financing activities:                  (6,692)    6,692
                                                            ---------- --------

 Net increase in cash                                           6,632     7,888

 Cash  - beginning                                              7,888         0
                                                             --------  --------

 Cash - ending                                               $ 14,520   $ 7,888
                                                             ========   =======





         See accountants report and notes to the financial statements.

                               DNA SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 1 -   SIGNIFICANT ACCOUNTING POLICIES

           BUSINESS AND ORGANIZATION

           The Company was organized as a partnership on March 15, 1998 and was subsequently incorporated under the laws of the State of California on March 9, 1999. The primary business of the Company is the manufacture and marketing of research reagents and related DNA molecular diagnostic products.

           FINANCIAL STATEMENT PRESENTATION

           For purposes of presentation, the financial information for DNA Sciences (A Partnership) for the period March 15, 1998 (date of inception) to March 8, 1999 (the predecessor entity) has been combined with DNA Sciences, Inc (A Corporation) for the period March 9, 1999 (date of incorporation) to December 31, 1999 as a unified entity for financial reporting.

           BASIS OF ACCOUNTING

           The Company's policy is to prepare its financial statements using the accrual basis of accounting in accordance with generally accepted accounting principles.

           USE OF ESTIMATES

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

           FIXED ASSETS

           Fixed assets are stated at cost and are depreciated over their estimated useful lives (5 to 10 years), using the straight-line
           method  of   depreciation.   Expenditures   for  major  renewals  and
           betterments that extend the useful lives of fixed assets are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

                               DNA SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 1 -   SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
           -------------------------------------------

           RESEARCH AND DEVELOPMENT COSTS

           In accordance with generally accepted accounting principles costs incurred for research and development have been charged to expense when incurred rather than capitalized.

           INCOME TAXES

           In February 1992 the Financial Accounting Standards Board issued a Statement on Financial Accounting Standards No. 109. "Accounting for Income Taxes." Under FASB No. 109. deferred assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective basis.

           In accordance with FASB 109 due to the uncertainty of future operating profits the company has taken a 100% valuation allowance against the tax benefits resulting from the net operating losses.

NOTE 2 -     PROPERTY, PLANT AND EQUIPMENT

           Fixed assets are comprised of:

                                                          1999           1998
                                                        -------        -------

                Equipment                                 2,378          2,378
                Less: accumulated depreciation              491            123
                                                      ---------      ---------
                     Net fixed assets                   $ 1,887        $ 2,255
                                                        =======        =======

NOTE 3 -    CAPITAL TRANSACTIONS

           The Company on May 10, 1999 issued to the stockholders 1,000,000 shares of common stock for services rendered to the company.

NOTE 4 -    RELATED PARTIES

           The Company entered into a informal agreement for the rental of its facilities from a shareholder of the company. The payments for rent amounted to $14,580 and $7,600 for 1999 and 1998 respectively. The agreement terminated on date of acquisition January 17, 2000 (see
           Note 5).

                               DNA SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 4 -   RELATED PARTIES - CONTINUED
           ---------------------------

           The shareholders of the Company have received approximately $16,000 and $4,000 for services rendered for 1999 and 1998 respectively.

           A shareholder's related company has performed services for the company for approximately $9,200. This balance has been disputed and has been reflected as a accrued expense until resolved.

NOTE 5 -     SUBSEQUENT EVENT

           On January 17, 2000, the Company entered into a stock purchase agreement with Genetic Vectors, Inc. ( A Publicly Traded Company) whereby its 1,000,000 shares of outstanding common stock were acquired from its stockholders for 450,000 shares of common stock of Genetic Vectors, Inc.

                                 ATTACHMENT 7(B)

                              GENETIC VECTORS, INC.
                                AND SUBSIDIARIES

                          PRO FORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION
                                   (UNAUDITED)

The Unaudited Pro Forma Condensed Combined Financial information reflects financial information which gives effect to GENETIC VECTORS, INC.'s ("GVI" or the "Company") merger (the "Merger") with DNA Sciences, Inc. ("DNA"), which provided for the issuance of 450,000 shares of GVI common stock for all of the outstanding stock of DNA. The Pro Forma Financial Information included herein reflects the use of the pooling of interests method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes. Such financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of GVI and DNA.

The Pro Forma Condensed Combined Balance Sheet gives effect to the Merger as if it had occurred on December 31, 1998, combining the balance sheets of GVI at December 31, 1999 and 1998, with that of DNA as of December 31, 1999 and 1998. The Pro Forma Condensed Combined Statements of Operations gives effect to the Merger as if it had occurred at the beginning of the earliest period presented, combining the results of GVI for each of the two years in the two ended December 31, 1999 with those of DNA.

The Pro Forma Condensed Combined Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transactions had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

                              GENETIC VECTORS, INC.
                                AND SUBSIDIARIES

                          PRO FORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION
                                   (UNAUDITED)

                                                                PRO
                                      GVI          DNA         FORMA            PROFORMA
                                    BALANCE      SCIENCES     ADJUST-           BALANCE
                                   12/31/99      12/31/99      MENTS            12/31/99
                                                 ------------------------------------------

Cash and cash equivalents            $206,802     $14,520                         $221,322
Accounts receivable                     5,940       3,185                            9,125
Inventory                               7,081                                        7,081
Prepaid expenses                       50,424                                       50,424
                                  ------------   ---------                    -------------
   Total current assets               270,247      17,705                          287,952
                                  ------------   ---------                    -------------

Equipment & improvements, net         282,734       1,887                          284,621
Patents & license agreements, net     206,611                                      206,611
Restricted cash                        46,130                                       46,130
                                  ------------   ---------                    -------------
                                      805,722      19,592                          825,314
                                  ===========   =========                    =============

Accounts payable                      283,965      43,064                          327,029
Accrued expenses                      148,481                                      148,481
Notes payable,net                     805,412                                      805,412
                                  ------------   ---------                    -------------
   Total liabilities                1,237,858      43,064                        1,280,922

Common stock                                -      10,000    $(10,000) (a)               -
Common stock of DNA                     2,975                    $ 450 (b)           3,425
Additional paid in capital          8,485,245                  $ 9,550 (a)(b)    8,494,795
Deficit accumulated during

   development stage              (8,920,356)    (33,472)                      (8,953,828)
                                  ------------   ---------                    -------------
   Total capital deficit            (432,136)    (23,472)                        (455,608)
                                  ------------   ---------                    -------------

                                     $805,722     $19,592                         $825,314
                                  ============   =========                    =============

                              GENETIC VECTORS, INC.
                                AND SUBSIDIARIES

                          PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                      PRO
                                          GENETIC         DNA        FORMA       PRO
                                          VECTORS      SCIENCES,    ADJUST-     FORMA
                                            INC.          INC.       MENTS     BALANCE
                                          12/31/99      12/31/99               12/31/99
------------------------------------------------------------------------------------------

Total Revenue                                 $44,832      $74,977               $119,809
                                       ----------------------------          -------------

Cost of sales                                   9,188       32,123                 41,311
Research & development                        566,036                             566,036
Selling, general & administrative           1,257,546       99,130              1,356,676
Depreciation & Amortization                   139,233                             139,233
                                       ---------------------------------------------------

    Total expenses                          1,972,003      131,253         -    2,103,256
                                       ---------------------------------------------------

Amortization of deferred loans              (748,037)                      -    (748,037)

Interest income (expense)                   (131,703)        3,000         -    (128,703)
                                       ---------------------------------------------------

                                         $(2,806,911)    $(53,276)         - $(2,860,187)
                                       ===================================================

Weighted average common shares
      outstanding                           2,724,092                450,000    3,174,092

Net loss per common share - basic
      and diluted                             $(1.03)                              $(.90)

                              GENETIC VECTORS, INC.
                                AND SUBSIDIARIES

                          PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                     PRO
                                          GENETIC        DNA        FORMA       PRO
                                          VECTORS     SCIENCES,    ADJUST-     FORMA
                                           INC.          INC.       MENTS     BALANCE
                                         12/31/98      12/31/98               12/31/98
-----------------------------------------------------------------------------------------

Total Revenue                                $47,172      $67,936               $115,108
                                       ---------------------------          -------------

Cost of sales                                      -       22,372                 22,372
Research & development                       984,937                             984,937
Selling, general & administrative          1,555,557       30,010              1,585,567
Depreciation & Amortization                  125,427                             125,427
                                       ---------------------------          -------------

    Total expenses                         2,665,921       52,382         -    2,718,303
                                       --------------------------------------------------

Amortization of deferred loans              (18,525)                            (18,525)
                                                                          -
Interest income (expense)                     61,807        4,250         -       66,057
                                       --------------------------------------------------

                                        $(2,575,467)      $19,804         - $(2,555,663)
                                       ==================================================

Weighted average common shares
      outstanding                          2,344,696                450,000    2,794,696

Net loss per common share - basic            $(1.10)                              $(.91)
      and diluted

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1

(a) Par value of the DNA shares is eliminated and reclassified as newly issued GVI common stock.

(b) Represents par value of the 450,000 shares issued in connection with the Merger.

NOTE 2

All fees and expenses related to the business combination and to the consolidation of the combining companies will be expensed as required under the pooling-of-interest accounting method. In addition, during January 2000, a former stockholder of DNA Sciences entered into an employment agreement with Genetic Vectors, Inc. that provides for annual compensation of $125,000. These expenses have not been reflected in the unaudited pro forma condensed consolidated statements of operations, but will be reflected in the statement of operations of the Company in the period the business combination is consummated. Such fees and expenses are presently estimated to approximate $100,000, most of which are direct transaction costs.